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                                                                   Exhibit 10.29

                        FULFILLMENT SERVICES AGREEMENT
                        ------------------------------

     THIS FULFILLMENT SERVICES AGREEMENT (the "Agreement"), is made and entered into this 25th day of October, 2000 (the "Effective Date"), by and between Brightpoint North America, Inc., an Indiana corporation, with a principal place of business of 501 Airtech Parkway, Plainfield, Indiana 46168 ("BP") and BUY.COM, Inc., a Delaware corporation, with a principal place of business of 85 Enterprise, Aliso Viejo, California 92656 ("BUY").

                                  WITNESSETH:

     WHEREAS, BUY sells wireless communications devices and related accessories manufactured by third parties;

     WHEREAS, BP is in the business of selling wireless communications devices and related accessories and providing a variety of services with respect thereto, including inventory management and fulfillment services; and

     WHEREAS, BUY desires to have BP procure certain of BUY's products from third parties and provide certain services with respect to those products, pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Article 1:     Definitions and Construction

1.1  Definitions. Terms when capitalized and used in this Agreement and any
     -----------
Exhibit attached hereto shall have the meanings set forth in Appendix 1 which is hereby incorporated by reference herein.

1.2  Construction. Unless the context of this Agreement otherwise clearly
     ------------
requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning sometimes represented by the phrase "and/or." The word "including" shall be deemed followed by the phrase "without limitation." The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, Subsection, Schedule, Appendix and Exhibit references are to this Agreement unless otherwise specified.

Article 2:     Product Acquisition; Product Warranties

2.1  Product Specifications; Forecasts. Upon the execution of this Agreement,
     ----------------------
BUY shall provide to BP in writing the technical and packaging specifications, and other material aspects of each Product, which may be amended by BUY from time to time. BUY shall provide to BP a three (3) calendar month, week-by-week, rolling forecast of anticipated volumes of Products and Additional Products, by specific Product or Additional Product or other breakdown as reasonably required by BP
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(the "Forecast"), due by the twenty-first (21st) day of each calendar month (for the following three (3) calendar month period) during the term of this Agreement. Each Forecast shall identify the anticipated volumes of Products and Additional Products on a week-by-week basis. Each Forecast will be binding on BUY in the aggregate with respect to the entire Forecast. In addition, BUY hereby agrees that the first calendar month of each Forecast shall include Product and Additional Product volumes of at least the amount specified in Exhibit A (the "Forecast Minimum").

2.2  Inventory Procurement. Following BP's receipt from BUY of the Forecast, BP
     ---------------------
may purchase, from time to time, Products from one or more of BUY's Suppliers to be shipped to the Fulfillment Site as directed by BP. BP may also procure from time to time Additional Products, including without limitation Accessories, in a manner and from BP, BP's Affiliates or Subsidiaries or third parties, as determined in BP's sole discretion. BP will use commercially reasonable efforts to purchase Products and Additional Products in order to fulfill the forecasted level of BUY Orders (as identified by BUY in the Forecasts), provided that BP shall not be required to maintain quantities of Products and Additional Products in excess of the levels identified in the Forecasts. BUY shall use commercially reasonable efforts to: (i) ensure such Suppliers supply BP sufficient Products in a timely manner to meet BP's orders for such Products (the "BP Orders"); (ii) coordinate appropriate communications between BP and such Suppliers; (iii) supply any [***]; (iv) ensure that all BP Orders transmitted by BP to such Suppliers shall be deemed to be accepted by such Suppliers at the time of receipt of such BP Orders, provided that such BP Orders are in compliance with this Agreement; (v) ensure that such Suppliers perform in compliance with all accepted BP Orders; and (vi) ensure that such Suppliers confirm receipt and acceptance of each BP Order within two (2) days of receipt of such BP Order. Should BUY desire to have BP maintain in its inventory an amount of Products or Additional Products with an aggregate Product Cost greater than the Line of Credit, BUY shall request the same in writing to BP along with an additional letter of credit to cover the deficiency. BP may grant or deny such request in its sole discretion.

2.3  BP Order Procedure. Each BP Order issued to a BUY Supplier under this
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Agreement shall identify that it is an order for Products and shall further set forth the delivery date or dates and the description and quantity of Products which are to be delivered on each of such dates. The individual contracts for the sale of Products formed by BP's submission of BP Orders to BUY's Suppliers pursuant to this Agreement shall automatically incorporate the terms and conditions of this Agreement and shall not be subject to any conflicting or additional terms included in any documents exchanged in connection therewith. The terms and conditions of this Agreement shall control over any terms and conditions in any purchase order. Notwithstanding anything in this Section 2.3, BP and a Supplier may, by written agreement approved by BUY, modify the terms and conditions of this Agreement regarding a BP Order.

2.4  Cancellation of BP Orders. Any cancellation of a BP Order by BP shall be in
     -------------------------
writing to both BUY and the appropriate Supplier(s), or if not initially in writing, shall be confirmed in writing no later than forty-eight (48) hours prior to the scheduled date of delivery of the Products to be delivered under such order.

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

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2.5  Purchase Price; Most Favored Nation Pricing. The prices for Products to be
     -------------------------------------------
paid by BP to the Supplier(s) pursuant to the BP Orders, and any discounts applicable thereto, shall be set by the Supplier(s) of such Products. BUY shall provide to BP such prices and any revisions to such prices within a reasonable time after BUY receives the same from the Suppliers, with the initial pricing for such Products set forth in Exhibit A. BP shall not be responsible for negotiating with the Supplier(s) the prices for any Products. BUY shall negotiate with the Suppliers the prices charged to BP for each and all of the Products [***]. BUY agrees that it shall use commercially reasonable efforts to ensure that the Suppliers grant to BP [***] allocation of any Products if the demand for such Products exceeds the available supply for such Products. The prices for Products or Additional Products may not include any sales or transactional taxes that BUY is required to collect or pay per applicable law, and if any such taxes are levied by any governmental entity, then such taxes will be added to the applicable prices subject to the provisions of Article 9.

2.6  Packing and Inbound Shipping. BP and BUY shall use commercially reasonable
     ----------------------------
efforts to ensure that the Suppliers, at their own expense, pack all Products, and otherwise meet all of BP's requirements, in accordance with BP's inbound shipping requirements as set forth in Exhibit C.

2.7  Delivery, Title and Risk of Loss. All prices and all deliveries of Products
     --------------------------------
sold by Supplier(s) to BP pursuant to this Agreement shall be made [***], and title and risk of loss of such Products shall pass to BP at the Fulfillment Site. BP shall arrange, at BUY's sole expense, all transportation of Products and Additional Products to the Fulfillment Site pursuant to a BP Order. BP shall also procure, at BUY's sole expense, insurance for the transportation of the Products and/or Additional Products. BUY shall pay and be responsible for all charges, including customs duty and sales tax, incurred with respect to the Products or Additional Products prior to their delivery to the Fulfillment Site. BP will use commercially reasonable efforts to process, on BUY's behalf, freight claims associated with inbound shipments of Products or Additional Products.

2.8  Inspection and Acceptance. Promptly upon the receipt of a shipment of
     -------------------------
Products, BP shall initially examine the shipment to determine whether any item or items included in the shipment are in short supply, defective or damaged, provided that BUY acknowledges and agrees that such initial examination will not include any quality control services to be provided by BP. Within thirty (30) days of receipt of the shipment, BP shall notify BUY and the relevant Supplier(s) in writing of any shortages, defects or damage in the Products which BP claims existed at the time of delivery. If, within the thirty (30) day period, BP does not notify BUY and the relevant Supplier(s) in writing regarding shortages, defects or damage existing in a shipment of Products, then that shipment of Products shall be deemed accepted by BP.

2.9  Payment. Upon delivery and acceptance of Products, the Supplier may submit
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to BP an invoice for those Products. Except for any amounts reasonably disputed by BP, BP shall pay each

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

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such proper invoice within [***] after BP's receipt of that invoice. Payment shall be made by BP in United States dollars to a bank account that the Supplier shall identify in writing to BP. Notwithstanding the foregoing, BP and a Supplier may, upon mutual written agreement, modify the payment procedures contained in this Section 2.9.

2.10 Product Warranties. BUY agrees to make commercially reasonable efforts to
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request that Suppliers warrant that all Products sold to BP hereunder: (i)
shall, at the time of delivery, be new Products; (ii) shall be free from any design defects or defects in workmanship or materials; (iii) shall conform to all of the technical specifications for such Products and shall perform in the manner for which such Products were designed; (iv) vest in BP good and valid title to such Products which is free and clear of all liens, security interests, encumbrances, burdens and other claims; and (v) and all intellectual property rights embodied or contained therein, including without limitation the BUY Marks, shall and do not infringe upon or violate any intellectual property right, including without limitation copyright, trademark, service mark, patent, patent application, trade dress, trade name, trade secret, mask work, mask right or any other proprietary right of any third parties. BUY shall also pass through to BP all representations and warranties provided by Supplier to BUY regarding the Products, or any other equipment or materials provided by Supplier to BP.

Article 3:     Fulfillment Services

3.1  Non-Exclusive Agreement.  This Agreement is a non-exclusive agreement.
     -----------------------

3.2  Fulfillment Site; National Account Manager. BP will operate and maintain
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the Fulfillment Site for the purpose of performing the services contemplated by this Agreement. BP shall, in BP's reasonable discretion, select, design, operate, maintain, and staff the Fulfillment Site. BP will use commercially reasonable efforts to employ a sufficient number of trained employees at the Fulfillment Site to provide the Fulfillment Services. BP shall designate a national account manager to facilitate communications with BUY.

3.3  Description of Services. During the Term and any Renewal Term of this
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Agreement, BP or BP's Subcontractor(s) will provide services related to the
Products and Additional Products pursuant to the description of services set forth in Exhibit D (the "Fulfillment Services") and the fees and pricing set forth in this Agreement. BP will use commercially reasonable efforts to provide the Fulfillment Services in substantial compliance with the performance standards set forth in Exhibit H, provided, however, that performance standards regarding timeliness of Product and Additional Product delivery by BP shall be mutually agreed upon within ninety (90) days of the Effective Date.

3.4  Standard Hours of Operation. During the Term of this Agreement and any
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Renewal Term, BP shall provide the Fulfillment Services, Monday through Friday, during BP's standard hours, except for regularly scheduled BP corporate holidays (the "Holidays"). Upon a request of BUY which is outside of the Forecast, BP will provide the Fulfillment Services outside of the days and times specified above, at BP's additional fees and charges for such services as set by BP.

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

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3.5  BUY Orders. During the Term and any Renewal Term of this Agreement, BUY
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will provide BP with purchase orders for Products and Additional Products to be sold by BP to BUY or BUY's customers (each a "BUY Order").

3.5.1    Cancellation of BUY Orders. BUY shall not have the right to cancel any
         --------------------------
         BUY Order, except if BUY requests BP to cancel a BUY Order, then BP will exercise commercially reasonable efforts to do so provided that BP shall have no obligation to mitigate damages or monies payable by BUY to BP other than the cancellation of those BUY Orders which may be cancelled without expense or liability to BP. In the event that any Products or Additional Products contained in a BUY Order are on back order and are unavailable to BP after thirty (30) days from the date of a BUY Order, then BP shall automatically cancel such BUY Order.

3.6  Shipment to BUY; Title and Risk of Loss. Provided that BP has a sufficient
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amount of Products and Additional Products on hand, BP will use commercially reasonable efforts to ship Products and Additional Products purchased by BUY Orders [***] by such means and within such time limits as are set forth in Exhibit D and Exhibit H. Title and risk of loss of such Products or Additional Products shall pass to BUY at the Fulfillment Site upon the shipment of such Products or Additional Products to BUY, or BUY's customer or designated location. BP shall be responsible for arranging all transportation of Products or Additional Products to BUY, or BUY's customer or designated location, at BUY's sole expense. BP shall also procure, at BUY's sole expense, insurance for the transportation of the Products or Additional Products to BUY, or BUY's customer or designated location, and such insurance shall be of a kind and on terms reasonably acceptable to BP. BUY shall pay and be responsible for all charges, including customs duty and sales tax, and all other costs actually incurred by BP with respect to the delivery of the Products or Additional Products to BUY, or BUY's customer. BP will use commercially reasonable efforts to mitigate, on BUY's behalf, any lost shipments freight claims associated with shipments of Products or Additional Products.

3.7  Invoices to BUY. BP shall utilize invoices and shipping forms in formats to
     ---------------
be agreed upon between the Parties. In the event of any conflict between the terms of this Agreement and such forms, the terms of this Agreement shall control.

3.8  Returns.  BP shall address Product Returns in accordance with Exhibit E.
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Article 4:     Reporting Requirements

4.1  Reporting by BP. During the Term of this Agreement and any Renewal Term, BP
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shall provide BUY with reports (the "Reports") pursuant to the description of reporting set forth in Exhibit F. The Reports shall be provided in the formats and at the intervals set forth in Exhibit F, or as otherwise mutually agreed to in writing by the Parties.

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

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4.2  Additional Reporting. In the event that BUY desires additional or modified
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reporting, other than as specified in Section 4.1 and Exhibit F, the Parties agree to negotiate the content, cost, format and timing of such additional reports.

4.3  Electronic Communications. The formats and procedures for electronic
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communications made pursuant to this Agreement, whether between the Parties, BP and BUY or otherwise, shall conform to the specifications set forth in Exhibit
F.

Article 5:     Fees and Payment

5.1  Pricing. The Fulfillment Services shall be performed by BP in accordance
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with this Agreement and/or its Subcontractor(s) for BUY at the prices set forth in Exhibit G. BP shall ship Products and Additional Products in accordance with BUY Orders or in accordance with Section 5.3 or 5.4 and invoice BUY: (a) at least [***] (or more often as set by BP in BP's sole discretion) for the Product Costs of such Products or Additional Products, the Fulfillment Services performed on such Products or Additional Products, charges, costs and other fees as described in this Agreement; or (b) [***] days after BP's receipt of such Product(s) or Additional Products (the "Holding Period") as specified in Section
5.3 below. The exact timing of such invoicing by BP shall be determined by BP in its reasonable discretion. Such invoices shall include all costs incurred and fees charged by BP, including, without limitation, the following as may be specified in Exhibit A and Exhibit G: (i) the Product Cost; (ii) the Inventory Management Fee; (iii) the Fulfillment Services Fee; (iv) the Accessory Fulfillment Fee; (v) the Return Processing Fee; and (vi) all packaging, shipping, handling, insurance and related costs incurred by BP. The fees and other charges made by BP under this Agreement may be changed from time to time upon the mutual agreement of the Parties.

5.1.1     Returned Products or Additional Products. Except for Accessories which
          ----------------------------------------
          are addressed in Section 5.1.2 below, for any Products or Additional Products returned to BP, BP will only provide a credit to BUY if BP receives a credit for such Products or Additional Products from the applicable Supplier or other third party carrier. For any returned Products or Additional Products that BP does not receive a credit from the applicable Supplier or third party carrier, such Products or Additional Products shall be shipped by BP to BUY or a third party designated by BUY, at BUY's sole cost and expense. Additionally, due to the nature of the purchasing arrangement for Verizon products, BUY acknowledges and agrees that only [***] will receive credit as determined by Verizon. BUY acknowledges and agrees that, in accordance with Article 11 of this Agreement, BP is providing no warranties with respect to the Products and/or Additional Products.

5.1.2     Returned Accessories. [***] BUY acknowledges and agrees that, in
          --------------------
          accordance with Article 11 of this Agreement, BP is providing no warranties with respect to the Accessories.

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

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5.2  Invoicing and Payment. BP will invoice BUY for all services rendered and
     ---------------------
other charges incurred under this Agreement. BUY shall pay to BP all invoiced amounts in accordance with this Agreement. Payment shall be received by BP within [***] of the date of an invoice from BP. Payment received by BP more than [***] after the date of an invoice shall bear interest at a rate of [***] per month.

5.3  Excess Inventory. As used in this Agreement the term "Excess Inventory"
     ----------------
shall refer to any Products or Additional Products, whether raw material or finished good items, held on hand by BP for at least the Holding Period, as identified to BUY by BP monthly. Within [***], BP will provide to BUY a calculation of Excess Inventory, if any, for the prior month and an invoice for the fee, if any, to be paid by BUY for such Excess Inventory (the "Excess Inventory Fee"). Unless BP instructs BUY otherwise, within [***] of the date of BP's Excess Inventory calculation and Excess Inventory Fee invoice, BUY shall provide to BP a BUY Order for all items reflected in the Excess Inventory calculation, with such BUY Order deemed issued by BUY if BUY does not provide same to BP within the [***] period. All Excess Inventory will be shipped to BUY or BUY's designated location as directed by BUY in the BUY Order (or if the BUY Order was deemed issued, then to BUY) and at BUY's sole expense. BP will invoice BUY the Excess Inventory Fee for each item of Excess Inventory, where the Excess Inventory Fee shall be calculated as [***]. In addition, BP will continue to accumulate and invoice BUY for the Inventory Management Fee for each item of Excess Inventory remaining at the Fulfillment Site until such items are shipped to BUY or BUY's designated location. Title of ownership and risk of loss in such Excess Inventory will transfer to BUY as specified in Section 3.6 above, and BUY shall pay to BP all invoiced amounts for such Excess Inventory as specified in
Section 5.2 above. BP shall not be obligated to, and shall not, ship any Excess Inventory to BUY or as otherwise directed by BUY unless and until BP receives from BUY all invoiced amounts for such Excess Inventory.

5.4  Discontinued Inventory. As used in this Agreement the term "Discontinued
     ----------------------
Inventory" shall refer to any Products or Additional Products, raw material or finished good item for which BUY has no forecasted usage based on the most recent Forecast or which has been designated in writing to BP as "Discontinued Inventory" by BUY. BUY and BP will review Discontinued Inventory on a monthly basis. BUY will instruct BP as to the disposition of Discontinued Inventory. BP will invoice BUY for Discontinued Inventory in the amount of [***]. Within [***], BP will provide to BUY a listing of Discontinued Inventory on hand at BP for the prior month. Within [***] of receipt of such Discontinued Inventory listing, BUY will generate a BUY Order to BP for all Products or Additional Products or items reflected in the Discontinued Inventory listing. All Discontinued Inventory will be shipped to BUY or BUY's designated location as directed by BUY and at BUY's sole expense. BP will invoice BUY for each item of Discontinued Inventory shipped in the amount of the Product Cost plus the Inventory Management Fee, plus any other costs incurred and fees accumulated by BP, including without limitation any fees for any Fulfillment Services performed on such Products and/or Additional Products. Title of ownership and risk of loss in such Discontinued Inventory will transfer to BUY as specified in Section 3.6 above, and BUY shall pay to BP all invoiced amounts for such Discontinued Inventory and items as specified in Section 5.2 above.

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

                                       7
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Unless designated in writing by BUY as Discontinued Inventory, those Products or
Additional Products ordered by BP in excess of the applicable Forecast shall not be considered Discontinued Inventory.

5.5  Scrapped Inventory. BUY may elect to scrap any Products or Additional
     ------------------
Products in BP's inventory, including without limitation Excess Inventory and/or Discontinued Inventory, by providing to BP written notice of such election. If BUY elects to scrap any Excess Inventory or Discontinued Inventory, BUY must provide to BP, in writing, a BUY Order with a listing of such inventory to be scrapped within [***] of receipt of the monthly Excess Inventory calculation or Discontinued Inventory listing. Upon receipt of a BUY Order with an inventory scrap listing from BUY, BP shall generate an invoice to BUY in the amount of [***]. Upon receipt of BUY's payment of such invoice, BP shall send such Products and/or Additional Products [***] to a third party vendor who BUY designates to BP in writing for such vendor to scrap such products. In no event shall BP be responsible for scrapping Products or Additional Products and BUY shall manage the collection of any funds from such third party vendor(s) for the sale of scrapped Products and/or Additional Products. Title of ownership and risk of loss in any Products or Additional Products designated to be scrapped by BUY will transfer to BUY as specified in Section 3.6 above, and BUY shall pay to BP all invoiced amounts for such Products or Additional Products as specified in
Section 5.2 above.

Article 6:     Quarterly Reviews

     BP and BUY agree to meet within thirty (30) days after the end of every calendar quarter during the Term and any Renewal Term of this Agreement (the "Quarterly Review"). During each Quarterly Review, BP and BUY will review, in good faith, the results of the previous quarter and strategically plan for upcoming quarter(s). During the Quarterly Review, the Parties agree to discuss at least each of the following as they relate to the previous calendar quarter:
(i) BP performance review; (ii) continuous improvement projects; (iii) management status reviews; (iv) cost reduction initiatives; and (v) other topics related to the transactions contemplated by this Agreement as necessary. The Quarterly Reviews will be scheduled at times and locations, or via teleconference or video-conference, as mutually agreeable to the Parties.

Article 7:     Use of Certain Intellectual Property

     The Parties acknowledge and agree that completion of the services contemplated under this Agreement by BP and BP's Subcontractor(s) shall require BP to utilize certain trademarks, trade names and logos involving the word "BUY" or "BUY.COM" or involving the names of the manufacturers of such Products or Additional Products or otherwise designating the Products or Additional Products contemplated by this Agreement (the "BUY Marks"), and other intellectual property rights of or licensed to BUY related to the Products or Additional Products. Thus, BUY hereby grants to BP and BP's Subcontractor(s), a non-exclusive right and license and/or sub-license to use the BUY Marks and other necessary intellectual property rights that BUY is authorized to license or sub-license, only in connection with the services and transactions contemplated under this

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

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

Agreement. It is expressly agreed by the Parties that the BUY Marks are and shall at all times remain the exclusive property of BUY, or licensed to BUY, and all use of the BUY Marks hereunder by BP and the Subcontractor(s) shall be in accordance with BUY's standard policies governing the size, typeface and other usage requirements as provided to BP by BUY from time to time.

Article 8:     Indemnifications

8.1  BUY Indemnification. BUY shall indemnify, defend and hold harmless BP and
     -------------------
its affiliates and their respective directors, officers, shareholders, customers, employees and agents from and against any and all claims, demands, suits, actions, judgments, costs and liabilities, including reasonable attorneys' fees, relating to or arising out of: (i) any allegation that the Products or the BUY Marks furnished under this Agreement infringe or violate any patent, copyright, trade secret, trade name, trade dress, mask work, mask rights, trademark or any other proprietary right of any third party; (ii) the negligence of BUY's agents, employees or subcontractors or the malfunction of BUY equipment or Products on the property of BP; (iii) BP's sale or handling of the Products, or such other related materials provided by BUY to BP hereunder, in accordance with this Agreement, including without limitation any such claims arising under any theory of product liability; or (iv) BUY's material breach of any warranty, term or condition stated in this Agreement.

8.2  BP Indemnification. BP shall indemnify, defend and hold harmless BUY and
     ------------------
its affiliates and their respective directors, officers, shareholders, customers, employees and agents from and against any and all claims, demands, suits, actions, judgments, costs and liabilities, including reasonable attorneys' fees, relating to or arising out of: (i) any allegation that the Fulfillment Services and/or any Additional Products, or the marks furnished by BP under this Agreement with respect to such Additional Products infringe or violate any patent, copyright, trade secret, trade name, trade dress, mask work, mask rights, trademark or any other proprietary right of any third party; (ii) BP's sale or handling of the Additional Products, or such other related materials provided by BP to BUY hereunder, in accordance with this Agreement, including without limitation any such claims arising under any theory of product liability; or (iii) BP's material breach of any warranty, term or condition stated in this Agreement.

8.3  Mutual Indemnification. Except as otherwise provided herein, BP and BUY
     ----------------------
shall indemnify and hold each other harmless from any third-party claim, demand and cause of action, including claims by their respective employees arising out of or related to any work performed under this Agreement, resulting in whole or in part from the negligent acts or omissions of one of them, provided that if any claim, demand or cause of action is due to the joint or concurrent negligence of both Parties to the Agreement, any indemnification will be in proportion to the indemnifying Party's fault. For all indemnities provided by either or both of the Parties in accordance with Article 8: (i) the indemnified party must promptly notify the indemnifying party of any claim; (ii) the indemnifying party will have sole control of the defense and all related settlement negotiations; and (iii) the indemnified party will provide to the indemnifying party such cooperation as is reasonably necessary.

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Article 9:     Taxes

9.1  Provision of Services by BP to BUY. If any services contemplated by this
     ----------------------------------
Agreement and provided by BP or any Subcontractor(s) to BUY are subject to any state or local sales or transaction taxes required to be paid by BUY, then BP shall include such taxes on the original invoice for such services. BUY shall pay all applicable sales and transaction taxes that it is required to pay by applicable law for services performed by BP and invoiced by BP when BUY remits payment for such services.

9.2  Indemnification of BP by BUY for Certain Taxes. If as a result of the
     ----------------------------------------------
manner in which BUY is conducting its business or the performance by BP of any services contemplated by this Agreement BP is deemed to be liable for any other tax that BUY is required to pay by applicable law, including without limitation any telecommunications tax that BUY is required to pay, then BUY shall indemnify BP for any such resulting tax assessment. BUY agrees to pay any penalty, interest, tax or other charge that may be levied or assessed as a result of any delay or failure of BP for any reason to collect or pay any such tax levied, or to file any return or information required by law, rule or regulation of any federal, state or local government authority; provided, however, that: (i) BP shall notify BUY as soon as practicable of the nature and amount of the assessment; and (ii) BP shall cooperate with BUY in any effort to protest or contest the assessment, at BUY's sole discretion.

Article 10:    Nondisclosure; Press Release

     BUY and BP acknowledge that, in the course of performing their obligations under this Agreement, each Party may acquire information, identified as confidential, about the other Party, its business activities and operations, its technical information and trade secrets, of a highly confidential and proprietary nature, including without limitation, marketing records and plans, forecasts and strategies, merchandising records, customer records and mailing lists, cost structures, allocation and pass through procedures, staffing levels, systems information, technology, technical information, know-how, computer programs, and general financing and business plans and information (all such information relating to BUY or BP being "Confidential Information" and the Party to whom such Confidential Information relates being the "Proprietary Party"). Each Party will hold the other party's Confidential Information in strict confidence and will use reasonable precautions to prevent the unauthorized disclosure or access to the other party's Confidential Information, employing at least those precautions that such Party employs to protect its own Confidential Information but in no event less than reasonable precautions. BP and BUY agree that each will not, during the Term hereof or thereafter and unless otherwise instructed by the Proprietary Party in writing, (i) divulge, furnish, disclose, or make accessible to any third party any of the other's Confidential Information; provided however, that each party may disclose, upon prior written notice to the other, Confidential Information or other information regarding this Agreement for which disclosure is required by the Securities and Exchange Commission; or (ii) make use of any of the other's Confidential Information, other than as reasonably necessary for performance under this Agreement. Confidential Information shall not include any information which (i) at the time of disclosure by the other party or thereafter is generally available to and known by the public other than through any action or inaction of such party,
(ii) was known to the other party on a non-confidential basis from a source other than the Proprietary Party, provided that such source is not bound by a confidentiality agreement, or contractual or fiduciary obligation with the Proprietary Party, (iii) which is independently developed by persons having no access to the Proprietary Party's Confidential Information (and which is established by documentary evidence) or (iv) has been independently acquired or developed by the other Party by persons without access to such information and without use of any Confidential Information of the Proprietary Party, and without violating any obligations under this Agreement, or of any other agreement between BUY and BP. Each Party, with prior written notice to the Proprietary Party if permitted, may disclose such Confidential Information to the minimum extent possible that is required to be disclosed to a governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency, provided that reasonable measures are taken to guard against further disclosure, including without limitation, seeking appropriate confidential treatment or a protective order, or assisting the other Party to do so. In the circumstances described in the preceding sentence, the disclosing Party will not oppose action by the Proprietary Party to obtain such an order or similar remedy. This Article 10 shall survive termination of this Agreement. In the event of a breach or threatened breach of the provisions of this Article 10, the non-disclosing Party shall be entitled to an injunction restraining such breach or threatened breach without having to prove actual damages or threatened irreparable harm. Such injunctive relief as the non-disclosing Party may obtain shall be in addition to all of the rights and remedies available at law and in equity. The Parties agree that the terms and conditions of this Agreement are included within the definition of Confidential Information. Upon the execution of this Agreement, the Parties shall mutually agree upon the content of a mutually acceptable press release regarding the relationship between the Parties as a result of this Agreement.

Article 11:    Warranties

11.1 Non-Application of Product Warranties to BP. The Parties agree that any of
     -------------------------------------------
BUY's warranties for the Products or Additional Products provided to third parties shall not apply, in any manner, to BP and that BP shall not be responsible for such warranties.

11.2 Disclaimer of Product and Additional Product Warranties. EACH PARTY HEREBY
     -------------------------------------------------------
DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE PRODUCTS AND ADDITIONAL PRODUCTS, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY DAMAGE, LOSS, COST OR EXPENSE OR BREACH OF WARRANTY WITH RESPECT TO THE PRODUCTS AND ADDITIONAL PRODUCTS UNLESS SUCH DAMAGE, COST OR EXPENSE ARISES FROM OR IS RELATED TO THAT PARTY'S CONDUCT, OMISSION OR INDEMNIFICATION OBLIGATIONS HEREUNDER. Notwithstanding the foregoing, BP agrees to pass through to BUY any warranties that it may obtain from the suppliers of the Additional Products.

Article 12:    Limitation of Liability

12.1 Limitation of Liability for BP. EXCEPT FOR BP'S INDEMNITY OBLIGATIONS UNDER
     ------------------------------
SECTION 8.2, BP'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT WHETHER FOR BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO AN AMOUNT EQUAL TO THE AGGREGATE AMOUNT ACTUALLY PAID OR PAYABLE FROM BUY TO BP, EXCLUDING THE AGGREGATE PRODUCT COST OF ANY PRODUCTS AND ADDITIONAL PRODUCTS, IN THE TWELVE (12) MONTHS PRECEDING THE ACCRUAL OF ANY SUCH CAUSE OF ACTION OR CLAIM; PROVIDED, HOWEVER THAT IF SUCH A CLAIM IS FOR A LOSS OF PRODUCTS DUE TO BP'S CONDUCT OR OMISSION, THEN BP'S LIMITATION AMOUNT SHALL INCLUDE THE PRODUCT COST OF THOSE PRODUCTS. EXCEPT AS OTHERWISE SET FORTH HEREIN, BUY'S SOLE REMEDY IS TO REQUEST BP TO REFUND SUCH PAYMENTS RECEIVED OR IN THE CASE OF THE SERVICES RENDERED, AT BUY'S OPTION, EITHER TO REFUND THE PRICE CHARGED OR REMEDY THE DEFECTS.

12.2 Limitation of Liability for BUY. EXCEPT FOR BUY'S INDEMNITY OBLIGATIONS
     -------------------------------
UNDER SECTION 8.1, BUY'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT WHETHER FOR BREACH OF CONTRACT OR WARRANTY, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO AN AMOUNT EQUAL TO THE AGGREGATE AMOUNT ACTUALLY PAID OR PAYABLE FROM BUY TO BP, EXCLUDING THE AGGREGATE PRODUCT COST OF ANY PRODUCTS AND ADDITIONAL PRODUCTS, IN THE TWELVE (12) MONTHS PRECEDING THE ACCRUAL OF ANY SUCH CAUSE OF ACTION OR CLAIM.

12.3 No Consequential Damages. BP AND BUY SHALL NOT BE RESPONSIBLE FOR SPECIAL,
     ------------------------
INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOST PROFITS OR OTHER MONETARY LOSS, ARISING OUT OF BP'S OR BUY'S PERFORMANCE OR FAILURE TO PERFORM HEREUNDER OR DUE TO THE FAILURE OR POOR PERFORMANCE OF THE PRODUCTS OR ADDITIONAL PRODUCTS, WHETHER OR NOT ANY SUCH MATTERS OR CAUSES ARE WITHIN BP'S OR BUY'S CONTROL OR DUE TO NEGLIGENCE OR OTHER FAULT ON THE PART OF BP OR BUY, THEIR AGENTS, AFFILIATES, MANUFACTURERS, EMPLOYEES OR OTHER REPRESENTATIVES.

Article 13:    Term and Termination

13.1 Term of This Agreement. Unless sooner terminated as set forth herein, the
     ----------------------
initial term of this Agreement shall be two (2) years ("Term"). Upon the expiration of the initial two-year Term, the term of this Agreement shall automatically extend for successive renewal terms of one (1) year ("Renewal Term"), unless at least sixty (60) days prior to the end of such initial Term or the then current Renewal Term one Party sends to the other Party written notice of that Party's desire not to extend the Agreement beyond the then current term.

13.2 Termination by Either Party for Default. If either Party defaults in the
     ---------------------------------------
performance of any material duty or obligation under this Agreement (a "Default") and does not cure such Default within thirty (30) days after being given written notice by the other Party specifying the Default, the Party not in default may as its sole remedy, by giving written notice thereof to the defaulting Party, terminate this Agreement as of a date specified in such notice of termination.

13.3 Insolvency. If either Party becomes or is declared insolvent or bankrupt,
     ----------
is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, then the other Party may, by giving written notice to such Party, terminate this Agreement as of a date specified in such notice of termination.

13.4 Repurchase of Products or Additional Products. Upon the termination of this
     ---------------------------------------------
Agreement for any reason, BP may at its option ship any and all Products and Additional Products then in BP's inventory to BUY for repurchase by BUY at a price equal to the Product Cost to BP plus the Inventory Management Fee plus any other costs incurred and fees accumulated by BP, including without limitation all of BP's fees for Fulfillment Services performed by BP on such Products or Additional Products. BP may also, in BP's sole discretion, elect to sell any or all such Products or Additional Products to any third party purchasers.

Article 14:    Force Majeure; Termination for Delay

14.1 Force Majeure. No failure, delay or default in performance of any
     -------------
obligation of a Party to this Agreement shall constitute an event of default or a breach of this Agreement, to the extent that such failure to perform, delay or default arises out of a cause, existing or future, that is beyond the control and without negligence of the Party otherwise chargeable with failure, delay or default, including, but not limited to: action or inaction of governmental, civil or military authority; fire; strike; lockout or other labor dispute; flood; war; riot; theft; earthquake and natural disaster. The affected Party shall take action to minimize the consequences of any such cause. Either Party desiring to rely upon any of the foregoing as an excuse for failure, default or delay in performance shall, when the cause arises, give to the other Party prompt notice in writing of the facts which constitute such cause; and, when the cause ceases to exist, give prompt notice thereof to the other Party.

14.2 Termination for Delay. If any performance date under this Agreement is
     ---------------------
postponed or extended pursuant to Section 14.1 for longer than sixty (60) calendar days, either Party may, by written notice given during the postponement or extension, terminate the other Party's right to render further performance after the effective date of termination without liability for that termination.

Article 15:    Arbitration

     In the event that the Parties are unable to resolve, within a reasonable time, any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, performance, breach or termination, the Parties agree to first discuss the dispute informally. In the event that such negotiation is not successful in achieving the resolution of the dispute, then either of such Parties may submit such dispute to binding arbitration before a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Each Party shall appoint one (1) arbitrator and the third arbitrator shall be chosen by the two (2) arbitrators so appointed within thirty (30) days after they are appointed. If such two (2) arbitrators fail or are unable to select a third arbitrator within such time period, then the third arbitrator shall be selected in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Such arbitration shall take place in Denver, Colorado. The losing Party shall bear all costs of arbitration. The arbitrators shall have the right and authority to determine how their decision or award as to each issue and matter in dispute may be implemented or enforced. The arbitrators shall be required to produce a written opinion setting forth the reasons for the decision or award made. The decision of a majority of such arbitrators shall be binding and conclusive on the Parties hereto, provided such decision is consistent with this Agreement. There shall be no appeal therefrom other than for bias, fraud, or misconduct. Notwithstanding the foregoing, claims for equitable or injunctive relief shall not be subject to this Article.

Article 16:    Miscellaneous

16.1 Notices and Other Communications. Notice by any Party under this Agreement
     --------------------------------
shall be in writing and personally delivered or given by registered mail, overnight courier, telecopy confirmed by registered mail, telefax or prepaid cable, addressed to the other Party at its address given on the first page hereof (or at such other address as may be communicated to the notifying Party in writing) and shall be deemed to have been served when delivered or, if delivery is not accomplished by reason of some fault of the addressee, when tendered.

16.2 Counterparts. This Agreement may be executed in two (2) counterparts, which
     ------------
may be transmitted by facsimile transmission, each of which shall constitute an original instrument, but both of which shall constitute only one and the same instrument.

16.3 Governing Law. This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the State of Delaware, without reference to its conflict of laws principles.

16.4 Severability. If any provision in this Agreement shall be found or be held
     ------------
to be invalid or unenforceable then the meaning of said provision shall be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement which shall remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by either Party. In such event, the Parties shall use commercially reasonable efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly affects the Parties' intent in entering into this Agreement.

16.5 Subject Headings. The subject headings of the Articles and Sections of this
     ----------------
Agreement are included for the purpose of convenience of reference only, and shall not affect the construction or interpretation of any of its provisions.

16.6 Transaction Expenses. Each Party shall bear its own costs and expenses
     --------------------
(including attorneys' fees) incurred in connection with the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby.

16.7 No Waiver. No waiver of any term or condition of this Agreement shall be
     ---------
valid or binding on a Party unless the same shall have been mutually assented to in writing by both Parties. The failure of a Party to enforce at any time any of the provisions of this Agreement, or the failure to require at any time performance by one or both of the Parties of any of the provisions of this Agreement, shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the ability of a Party to enforce each and every such provision thereafter.

16.8 Entire Agreement. The terms and conditions of this Agreement and the
     ----------------
Exhibits and Appendix attached hereto and referenced herein constitute the entire agreement between the Parties and supersede all previous agreements and understandings, whether oral or written, between the Parties with respect to the subject matter hereof, and no agreement or understanding varying or extending the same shall be binding upon any Party unless in a written document which expressly refers to this Agreement and which is signed by the Party to be bound thereby.

16.9 Assignment. This Agreement shall inure to the benefit of, and shall be
     ----------
binding upon, the Parties and their respective successors and assigns. No Party may assign or delegate this Agreement or any of its rights or duties under this Agreement without the prior written consent of the other Party except as expressly set forth herein or to a person or entity into which it has merged or which has otherwise succeeded to all or substantially all of the business and assets of the assignor, and which has assumed in writing or by operation of law, the assignor's obligations under this Agreement, provided that either Party may assign any and/or all of its rights or obligations hereunder to a Subsidiary or an Affiliate.

16.10 Independent Contractor. With respect to all matters relating to this
      ----------------------
Agreement, BP shall be deemed to be an independent contractor and except as otherwise provided herein, shall bear its own expenses in connection with this Agreement and shall have no express or implied right or authority to assume or create any obligation on behalf of BUY. Nothing stated in this Agreement shall be construed as creating the relationships of employer and employee, franchiser and franchisee, master and servant, dealership, partnership or joint venture between BUY and BP. BP shall not represent itself or its organization as having any relationship other than that of an independent contractor for the limited purposes described in this Agreement. Except as expressly set forth herein BP shall not have, nor shall it hold itself out as having, the power to make contracts in the name of BUY.

16.11 Compliance with Laws. BUY and BP shall at all times conduct their efforts
      --------------------
under this Agreement in strict accordance with all applicable federal, state and local laws and regulations and with the highest commercial standards. Each party agrees to promptly comply with any notices received regarding compliance with any state or federal law including but not limited to laws regarding warranty or consumer protection.

16.12 Survival. Provisions contained in this Agreement that by their sense and
      --------
context are intended to survive completion of performance, termination or cancellation of this Agreement shall so survive. Representations and warranties shall survive the termination of this Agreement for a period of two (2) years.

            [The Remainder of This Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized and empowered officers and representatives as of the Effective Date.

Brightpoint North America, Inc.              BUY.COM, Inc.


By:_________________________________         By:_______________________________


Printed:____________________________         Printed:__________________________


Title:______________________________         Title:_____________________________

                                  APPENDIX 1

                                  Definitions

"Accessory" means any wireless communication accessories or other items related to the Products or Additional Products.

"Accessory Fulfillment Fee" has the meaning given in Exhibit G.

"Additional Products" means any and all wireless communication devices (excluding the Products), including without limitation, those items listed on Exhibit A, which may be modified from time to time upon the mutual written agreement of the parties, and the Accessories and Collateral associated with such items and with Products.

"Affiliate" means any person or entity that directly or indirectly controls, is under common control with, or is controlled by where "control" means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interest, by contract or otherwise).

"Agreement" means this Agreement and all exhibits and appendices attached hereto.

"Average Days of Inventory" has the meaning given in Exhibit G.

"Average Days of Excess Inventory" has the meaning given in Exhibit G.

"Average Product Cost" has the meaning given in Exhibit G.

"BP Orders" has the meaning given in Section 2.2.

"BUY Marks" has the meaning given in Article 7.

"BUY Order" has the meaning given in Section 3.5.

"Collateral" means all packaging materials, Product literature, and other items or materials associated with the Products and the Additional Products.

"Confidential Information" has the meaning given in Article 10.

"Defaults" has the meaning given in Section 13.2.

"Discontinued Inventory" has the meaning given in Section 5.4.

"EDI" has the meaning given in Exhibit D.

"Excess Inventory" has the meaning given in Section 5.3.

"Excess Inventory Fee" has the meaning given in Section 5.3.

"Forecast" has the meaning given in Section 2.1.

"Forecast Minimum" has the meaning given in Section 2.1.

"FTP" has the meaning given in Section Exhibit D.

"Fulfillment Services" has the meaning given in Section 3.3.

"Fulfillment Services Fee" has the meaning given in Exhibit G.

"Fulfillment Site" means the BP facility located at 501 Airtech Parkway, Plainfield, Indiana 46168 and/or the BP facility located at 5360 Capital Drive, Reno, Nevada 89502 and/or any other facility that BP may designate, in its sole discretion.

"Holding Period" has the meaning given in Section 5.1.

"Holidays" has the meaning given in Section 3.4.

"Inventory Adjustment Transaction" means an adjustment of levels of Products or Additional Products in BP's inventory, as determined in BP's sole discretion and based upon information available to BP.

"Inventory Management Fee" means inventory management and carrying costs charged by BP to BUY in the amount of [***] as calculated in accordance with Exhibit G.

"Kit" has the meaning given in Exhibit G.

"Kitting" has the meaning given in Exhibit D.

"Line of Credit" means the amount of a line of credit for BUY approved and established in writing by BP, as determined in BP's sole discretion, and as may be amended or revoked from time-to-time and at any time, in BP's sole discretion, by written notice to BUY.

"Party" or "Parties" shall refer to a party or the parties to this Agreement, namely BP and/or BUY.

"Products" means any and all wireless communication devices, including without limitation, those items listed in Exhibit A, which may be modified from time to time upon the mutual written agreement of the Parties and the Collateral associated with such items.

"Product Cost" means the price paid for such Product(s) and/or Additional Product(s) by BP, plus any and all applicable other costs and fees incurred or accumulated by BP with respect to such Products or Additional Products, including without limitation, taxes, freight, insurance, penalties, interest, inbound and outbound shipping and handling costs, charges for all fulfillment fees, as specified in Exhibit G or this Agreement, performed on such Products or Additional Products, and all other fees and charges.

"Quarterly Review" has the meaning given in Article 6.

"Refusal" means a return of Product(s) or Additional Product(s) by a carrier due to a denial to accept shipment of such Product(s) or Additional Product(s) or any other denial to accept shipment of such Product(s) or Additional Product(s) by BUY's customer.

"Renewal Term" has the meaning given in Section 13.1.

"Reports" has the meaning given in Section 4.1.

"Return" means a return of Product(s) or Additional Product(s) by BUY's customer via such customer's own shipping arrangement and subsequent to such customer's initial acceptance of such Product(s) or Additional Product(s), or a

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

Refusal of Product(s) or Additional Product(s) which shall be handled in accordance with Exhibit E.

"Return Processing Fee" has the meaning given in Exhibit G.

"Subcontractor" means any third party utilized by BP to provide services hereunder; provided, however, that BP shall notify BUY of any such third party and BUY shall approve any such third party utilized.

"Subsidiary" means any wholly owned subsidiary of BP.

"Supplier" means those manufacturers and suppliers of Products with whom BUY has a pre-existing contractual relationship, and listed in Exhibit B, which may be modified from time to time upon the mutual written agreement of the Parties.

"Term" has the meaning given in Section 13.1.

"Territory" means North America, but may expanded upon the mutual written agreement of the Parties.

"UOM" has the meaning given in Exhibit C.

"Unit" has the meaning given in Exhibit G.

                                   EXHIBIT A

Products and Initial Pricing; Additional Products and Accessories; and Forecast Minimum

Products and Pricing
--------------------

         Nokia                      5160                      [***]
         Nokia                      6160                      [***]
         Motorola                   StarTAC 7797              [***]
         Ericsson                   LX 588                    [***]
         Mitsubishi                 T250                      [***]
         Nokia                      8260 (Red)                [***]

         Nextel                     i1000plus                 [***]
         Nextel                     i2000                     [***]
         Nextel                     i550plus                  [***]

         Ericsson                   LX 700                    [***]
         Nokia                      5160                      [***]

         Nokia                      252                       [***]


Additional Products and Accessories
-----------------------------------

         Nokia                      5185
         Motorola                   StarTAC 7868
         Audiovox                   CDM 9000


         NOKIA

         CLA                        OEM                       LCH-9
         Li-lon Batt.               OEM                       BLS-2
         LC                         OEM                       CSL-1
         Travel Charger             OEM                       ACP-7U
         Orange Faceplate           OEM                       SKH-265
         Red Faceplate              OEM                       SKH-266
         Green Faceplate            OEM                       SKH-267
         Blue Faceplate             OEM                       SKH-268
         Silver Faceplate           OEM                       SKH-269

_____________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

         Nokia

         CLA                        OEM                       LCH-9
         Li-lon Batt.               OEM                       BLS-2
         LC                         OEM                       CSL-4
         Travel Charger             OEM                       ACP-7U


         StarTAC 7797

         CLA                        Generic                   BESTARP12
         Li-lon Batt.               Generic                   SPLITSTARXT
         LC w/swivel                Generic                   LCSTARPS
         ClipOn Organizer           OEM                       STARDOCK


         Ericsson

         CLA                        Generic                   BE630P12
         NiMH Batt.                 Generic                   CM738XT
         LC                         Generic                   LC738P


         T250

         CLA                        Generic                   BE440PI
         NiMH Batt.                 Generic                   CMT250
         LC w/swivel                Generic                   LCT250PS


         8260

         CLA                        OEM                       LCH-9
         LC                         OEM                       CBK-5
         Travel Charger             OEM                       ACP-7U


         QCP-860

         CLA                        Generic                   BEQ860PI
         Aux. Li-lon Batt.          Generic                   SPLITAUX860
         LC w/swivel                Generic                   LCQ860PS

         StarTAC 7868

         CLA                        Generic                   BESTARP12
         Li-lon Batt.               Generic                   SPLITSTARXT
         LC w/swivel                Generic                   LCSTARPS
         ClipOn Organizer           OEM                       STARDOCK


         CDM 9000

         CLA                        Generic                   BECDM4000PI
         Li-lon Batt.               Generic                   SPLITCDM4000
         LC w/swivel                Generic                   LCCDM4000PS


         QCP-860

         CLA                        Generic                   BEQ860PI
         Aux. Li-lon Batt.          Generic                   SPLITAUX860
         LC w/swivel                Generic                   LCQ860PS


         StarTAC 7868

         CLA                        Generic                   BESTARP12
         Li-lon Batt.               Generic                   SPLITSTARXT
         LC w/swivel                Generic                   LCSTARPS
         ClipOn Organizer           OEM                       STARDOCK


         CDM 9000

         CLA                        Generic                   BECDM4000PI
         Li-lon Batt.               Generic                   SPLITCDM4000
         LC w/swivel                Generic                   LCCDM4000PS


         i1000plus

         CLA                        Generic                   BENEXT1000PI
         Slim Li-lon Batt.          Generic                   SPLITNEXT1000
         LC w/swivel                Generic                   LCNEXT1000PS
         i2000

         CLA                        Generic                   BENEXT1000PI
         Slim Li-lon Batt.          Generic                   SPLITNEXT1000
         LC w/swivel                Generic                   LCNEXT2000PS


         i500plus

         CLA                        Generic                   BENEXT500PI
         NiMH Batt.                 Generic                   CMNEXT500
         LC w/swivel                Generic                   LCNEXT500PS


Forecast Minimum
----------------

         [***]  Units monthly

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redated portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B

                                   Suppliers

Nextel

AT&T

National Wireless

                                   EXHIBIT C

                         INBOUND SHIPPING REQUIREMENTS

                           BP Inbound Specifications
                               Table of Contents

I.        BP Inbound Shipping Preface

II.       Delivery Scheduling Procedures

III.      Bill of Lading Requirements

IV.       Packing List Requirements

V.        Vendor Packing Requirements

VI.       Vendor Labeling Requirements

VII.      General Merchandise Packing
          and Labeling

VIII.     BP Appointment Request Form

IX.       BP Air Freight Shipping Notification

X.        Item Code Specific Information Sheet

XI.       Example of Shipment Non-Conformance Form

I.   BP Inbound Shipping Specifications

1. All deliveries to BP must have a scheduled delivery appointment prior to the actual delivery being made. The Freight Company must contact the Inbound Clerk to schedule the appointment. The phone number for scheduling appointment is (800) 952-2355 (ext. 2261). Receiving hours are between 6:00 am and 2:00pm Monday through Friday.

2. All items, products or otherwise, are to be shipped according to the terms and conditions of the purchase order or contract. If no shipping terms are specified, ship collect FOB Origin City.

3. Our Receiving Department requires a 24-hour ASN (Advanced Shipping Notice) with the following items: purchase order number, item, quantity, pallet id, carton id, serial or IMEI/ESN/MSN number, and bill of lading (refer to Delivery Scheduling Procedures). For additional information regarding ASN requirements contact our Director of Information Technology at (800) 952 - 2355 ext. 2314.

4.   Our receiving schedule is made on a first-call-first-serve basis.

5. The carrier must have a valid PO# or RA# available in order to be scheduled. If the carrier has a PO#, the Receiving Clerk will verify the validity of the PO# using BP's Order Management System and schedule an appointment. An RA# will be accepted and appointment will be set at that time.

6.   If the PO# is valid:
          We will schedule the appointment in the next available opening.

     If the PO# is invalid:
          Our Receiving Clerk will ask for as much information about the freight as possible. We will work with the BP Purchasing Department and the National Account Manager to obtain a valid purchase order. Once we get the information, we will call the carrier back and set up the appointment.

7. Shipments/Trailers that arrive without an approved appointment may be re-scheduled for the next available time slot in the BP receiving schedule.

8. BP will refuse trailers that arrive unscheduled and/or are more than one hour late.

II.       Delivery Scheduling Procedures

All freight shipments must be scheduled for a delivery appointment 24 hours prior to the actual delivery arrival of the shipment. The carrier should send the correct Appointment Request Form (included on the following pages) as soon
            ------------------------
as they have received the shipment. This practice will help expedite the shipment into our facility and help eliminate any additional transit time.

The following information is required for all appointment requests:
 .    Carrier name
 .    Trailer number
 .    Vendor name
 .    All valid purchase order numbers
 .    Number of cartons for each purchase order
 .    Total cartons / total pallets
 .    Weight of shipment
 .    Carrier PRO number and/or shipment number
 .    Copy of shippers bill of lading

Without this information, NO delivery appointment can be scheduled.

Air Freight Shipments
For all expedited shipments (e.g. air freight), vendors must follow the same procedures listed on the preceding page when making an appointment.

Small package Carrier Shipments
Small package carrier (i.e. UPS, Airborne, Federal Express) shipments are limited to no more than 200 pounds or 10 boxes per shipment, per day. Shipments of 200 pounds or greater please contact BP and we will assist you with carrier information. Contact our Freight Manager at (800) 952-2355 (Ext. 2227).

III.      Bill of Lading Requirements

THE BILL OF LADING REQUIREMENTS ARE MANDATORY. FAILURE TO COMPLY WITH THESE INSTRUCTIONS COULD RESULT IN COSTLY DELAYS.

All shipments regardless of mode or FOB status must be accompanied by a Bill of Lading. The Bill of Lading must include the following:
     .    Vendor name
          Shipping Address
          City, State, and Zip code
     .    BP destination
          Street Address
          City, State, and Zip code
     .    Actual ship date
     .    Carrier
     .    Trailer number
     .    Seal number
     .    Total number of cartons, pallets, and gross weight of shipment
     .    Product descriptions
     .    BP's Purchase order number
          --------------------------
          If shipping multiple purchase order numbers together, all numbers must be listed with a carton break down by purchase order.
     . "Shipper Load and Count" (actual carton quantity the carrier picked up from the vendor or shipper) printed on the Bill of Lading when a trailer is loaded and sealed without the driver being afforded the opportunity to count or inspect the freight.

          Carriers are responsible for the Bill of Lading carton quantities; consequently shortages will result in a freight claim against the carrier. However, any Product discrepancies received against the packing list are the vendors' responsibility.

IV.       Packing List Requirements

               Packing list requirements

     .    Only one purchase order per carton
     .    Only one purchase order per packing list
     . The packing list should be placed in a removable envelope or pouch and must be attached to the outside facing of carton, not on top, located at the tail end of the trailer where possible. The carton with the packing list should be clearly marked "Packing list Enclosed."
     .    The packing list must match the contents of the shipment.
     . Packing list for partial shipments must only list the Products shipped. Packing lists labeled with only "partial shipment" is not acceptable.
     . For small package carrier deliveries (i.e. UPS, RPS, Fed Ex), each carton must have a copy of the complete packing list, detailing the contents of the total shipment.

     An accurate and legible packing list must accompany each shipment to our facility. The packing list must include the following:

     .    Vendor Name
          Shipping Address
          City, State, and Zip code
     .    BP Destination
          Street address
          City, State, and Zip code
     .    BP Purchase order number
     .    Vendor invoice number
     .    Routing used on the shipment (Carrier Name)
     .    Product description
          Model number
          Quantity shipped per SKU
     .    Number of cartons of the total Shipment

V.        Vendor Packing Requirements

Packing
-------

1.        All goods must be packaged to conform to good packaging procedures.
          Proper packing material must be used to ensure adequate protection of product. If there is freight loss and/or damage due to poor packaging, claims will be filed with the appropriate carrier. In the event that the claims are not collected from the carrier, the claims will then be processed against the shipper, and the charges will be deducted from payment of invoice.

2.        All products must be palletized.

3. Product must be shipped in a standard master pack. Changes to the master carton must be communicated to BP Receiving Department one week in advance of shipment.

4. All pallets received at BP must conform to a standard Unit of Measure ("UOM"). This UOM must remain constant for the life of the Product, until BP is notified in writing. Notice of changes made to the standard pallet configuration will need to be sent to Project Manager of Operations. Brightpoint North America, Inc., 501 Airtech Pkwy, Plainfield, IN, 46168 or call (800) 952- 2355 (Ext. 2250)

5. Ship one SKU per master carton. For master cartons that contain more than one sku, the carton must be labeled "mixed". Do not ship in less than full master cartons. Partial cartons will only be accepted if it is marked as "partial." The amount of MIXED or PARTIAL cartons must be kept to a minimum quantity of cartons for each shipment.

6.        Only one purchase order should be shipped within a carton.

7.        Product must be loaded onto a trailer by purchase order then by sku.
          Do not mix multiple purchase orders on multiple pallets or across trailers. For mixed PO's across pallets or across trailer please fill all pallets with the same PO and SKU. Mixed SKUs on a pallet must be signed accordingly.

8. Palletized product must be shipped on 40" x 48" GMA pallets. All cartons must fit entirely on pallets. There cannot be any overhang. Product must not be stacked higher than 48" on the pallet.

9.        Master Carton Dimensions cannot exceed the following dimensions:

          A.  Height: no greater than 12 inches.
          B.  Width: no greater than 12 inches.
          C.  Length: no greater than 24 inches.

VI.       Vendor Labeling Requirements

1. A carton label must be applied to every carton. If information is preprinted on a carton, then information does not need to be duplicated on a carton label. However, all information is required in a preprinted form, carton label or both.

               Information on each carton label must include the following:

               o    ESN, MSN, IMEI  (Product serial number, if applicable)
               o    Master carton quantities
               o    Model/description

2. Shipping labels may be in a pallet sign format unless cartons are shipped in loose quantities.

          Information on the shipping label must include the following:

               o    Vendors Name and address
               o    BP's name and address
               o    Purchase order number
               o    Carton quantity
               o    Bill of lading number

3. On express shipments (e.g. UPS, Fed Ex, Airborne), each carton must be marked "Carton X of N", where X is the sequential carton number and N is the total number of cartons on shipment. All express shipments must have a carton label and shipping label on every Product.

VII.      General Merchandise Packing and Labeling

BP and BUY shall use commercially reasonable efforts to ensure that the Suppliers, at their own expense, pack all Products, and otherwise meet all of BP's requirements, in accordance with BP's inbound shipping requirements as set forth in this Exhibit C.

--------------------------------------------------------------------------------
BRIGHTPOINT APPOINTMENT REQUEST FORM
--------------------------------------------------------------------------------

************************
***CIRCLE DESTINATION***
************************

     Brightpoint, Inc.        Technical Services            CARRIER:__________
     501 Airtech Pkwy         501 Airtech Pkwy              CONTACT:__________
     Plainfield, IN 46168     Plainfield, IN 46168          PHONE:____________
     Tel: 317-707-2355        Tel: 317-707-2355             FAX:______________
     Fax: 317-707-2163        Fax: 317-707-2163

Brightpoint, Inc.
West Coast Distribution Center
5360 Capital Dr.
Reno, NV  89502
Tel: 775-858-CELL
Fax: 775-858-2341


                                   * *MUST HAVE CARTON BREAK DOWN PER P.O
                                   * *PLEASE PROVIDE AN E.T.A.:________________

**APPOINTMENT DATE:__________________________________
**APPOINTMENT TIME:__________________________________
**APPOINTMENT CONFIRMED WITH:________________________

------------------------ ---------------------- --------------------- ---------------------- ----------------------
P.O. #                   # of Pallets           Vendor                Carrier                PRO/ BOL #
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------

                ONCE THE APPOINTMENT HAS BEEN SET, ANY CHANGES
              NEED TO BE COMMUNICATED TO THE RECEIVING DEPARTMENT
            (I.E. CARRIER OF TRAILER #, CARTON COUNTS, P.Os, ETC.)

--------------------------------------------------------------------------------
BRIGHTPOINT AIR FREIGHT NOTIFICATION FORM
--------------------------------------------------------------------------------


************************
***CIRCLE DESTINATION***
************************

     Brightpoint, Inc.        Technical Services            CARRIER:__________
     501 Airtech Pkwy         501 Airtech Pkwy              CONTACT:__________
     Plainfield, IN 46168     Plainfield, IN 46168          PHONE:____________
     Tel: 317-707-2355        Tel: 317-707-2355             FAX:______________
     Fax: 317-707-2163        Fax: 317-707-2163

Brightpoint, Inc.
West Coast Distribution Center
5360 Capital Dr.
Reno, NV 89502 Tel: 775-858-CELL

                                   **MUST HAVE CARTON BREAK DOWN PER P.O.
                                   **PLEASE PROVIDE AN E.T.A.:________________**


**APPOINTMENT DATE:__________________________________
**APPOINTMENT TIME:__________________________________
**APPOINTMENT CONFIRMED WITH:_____________________


------------------------ ---------------------- --------------------- ---------------------- ----------------------
P.O. #                   # of Pallets           Vendor                Carrier                Pro #
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------
------------------------ ---------------------- --------------------- ---------------------- ----------------------

                ONCE THE APPOINTMENT HAS BEEN SET, ANY CHANGES
              NEED TO BE COMMUNICATED TO THE RECEIVING DEPARTMENT
            (I.E. CARRIER OF TRAILER #, CARTON COUNTS, P.Os, ETC.)

-------------------------------------------------------------------------------------------------------------------
                                Please provide the following information for Item
                                           Codes shipped to BRIGHTPOINT
-------------------------------------------------------------------------------------------------------------------


  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  Item code #      Weight/ea.        Master Carton           Master Carton/ea.      Full Pallet
                                     Dimensions                                     Quantity/ea.
                                     L x W x H
  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------

  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------
  ---------------- ----------------- ----------------------- ---------------------- ----------------------
                                           Shipment Nonconformance Form


Product Shipped From: ________________________          Form completed by: __________________________________

Customer Name: ______________________________           Who has been contacted: ____________________________

P.O.#: ______________________________________           When:  _____________________________________________

B.O.L.# or Tracking #: ______________________           Warehouse Code: ____________________________________

Date: _______________________________________           Carrier: ___________________________________________

VIOLATIONS/FEES                                         DETAILS/EXPLANATION
---------------                                         -------------------

PACKAGING

____Master carton quantity different than stated        ___________________________________________________
____More than one SKU/PO within a carton                ___________________________________________________
____ Mixed SKUs across a pallet that are not identified ___________________________________________________
____(# Of cartons/errors)     X   $10/CARTON  = _______ ___________________________________________________

LABELING

____"Mixed" or "partial" cartons not labeled as such    ___________________________________________________
____Missing label from carton                           ___________________________________________________
____Missing information on carton                       ___________________________________________________
____Incorrect information on carton                     ___________________________________________________
____Missing carton label and PO #
    on small package carriers (UPS/ Fed EX)             ___________________________________________________
____Missing pallet label                                ___________________________________________________
____Incorrect pallet label                              ___________________________________________________
____(# Of cartons/ Errors)   X  $10/CARTON  =   _____   ___________________________________________________

PACKING LIST

____All packing lists not accompanying shipment         ___________________________________________________
____Incomplete, incorrect or non-readable packing list  ___________________________________________________
____More than one purchase order per packing list       ___________________________________________________
____Shipments received without scheduled appointment    ___________________________________________________
____Shipment received late (1hr. past scheduled time)   ___________________________________________________
____P.O.# on packing list is invalid                    ___________________________________________________
____(# Of Errors)   X    $100/SHIPMENT  =    _______    ___________________________________________________

STACKING AND MASTER CARTON SPECIFICATIONS
____Pallets stacked over 48"   high                     ___________________________________________________
____Non-notification of Master carton change            ___________________________________________________
____Number of Pallets not to standard size (48X40)      ___________________________________________________
____Freight stacked on broken pallet                    ___________________________________________________
____(# Of Errors)   X    $100/SHIPMENT  = _______       ___________________________________________________

OTHER

____P.O. needs item code added                          ___________________________________________________
____Expected quantity needs updated                     ___________________________________________________
____Waiting on remaining shipment                       ___________________________________________________
____(# Of Errors)   X   $10/CARTON  =  ________         ___________________________________________________


TOTAL $ AMOUNT CHARGED: _____________                      REC. Sup. /OPS Mgr. Signature:_________________________

                                   EXHIBIT D

                            Description of Services

Description of Services

1.       Receive Products shipped by Suppliers pursuant to the BP Orders.

2. Provide verification and visual inspection services of Products shipped by Suppliers pursuant to the BP Orders.

3. Put away, warehouse and store the Products shipped by Suppliers pursuant to the BP Orders.

4. Provide definition for grouping and packaging of certain Products, Additional Products, and Collateral ("Kitting") and SKU set-up for Products for each BUY program, as such programs are identified to BP at least [***], and provide costed bills of materials [***] prior to the assembly of Products.

5.       Stage Products and Additional Products for Kitting.

6.       Kit Products and scan serial numbers.

7.       Pack finished kitted Products and Additional Products for shipment.

8. Warehouse and store kitted Products and Additional Products for shipment.

9. Receive BUY Orders from BUY, including without limitation via electronic data interchange ("EDI") and/or File Transfer Protocol ("FTP") as mutually agreed to by the Parties.

10.      Pull Products and Additional Products pursuant to BUY Orders.

11.      Scan kit serial numbers.

12. Insert SIM card, power test certain Products and Additional Products and scan again as necessary.

13.      Complete final packaging and print packing slip.

14. Provided that BP has a sufficient amount of Products and Additional Products on hand, ship Product and Additional Product pursuant to BUY Orders as specified in Section 3.5.

_____________________
  [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

15. Track shipments of Products and Additional Product until received by BUY.

16. Provide an in-house cycle count program for component and finished Products, with a minimum expected frequency of cycle counts by raw material and finished good SKU to be approximately the following, unless otherwise agreed to by the Parties:

                  A items: Every [***]  days
                  B items: Every [***] days
                  C items: Every [***] days

         BUY and BP shall mutually agree upon those items to be included in the A, B and C designations.

17. Provide physical inventory upon the request of BUY, provided that: (i) BUY provides at least [***] written notice prior to such request; (ii) BP controls the manner and method in which inventory is completed; and
         (iii) BP shall be obligated to provide such inventory only once per year.

18. Burst and re-package Products and Additional Products upon the request of BUY. Separate fees will be charged by BP and paid by BUY as set forth in Exhibit G.

19. Scrap Products or Additional Products or other raw materials as set forth in Article 5. Separate fees will be charged by BP and paid by BUY as set forth in Exhibit G.

_____________________
  [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT E

                                    Returns

                                     [***]

                                   EXHIBIT F
                            Description of Reports

Report Title                                        Delivery Frequency

Catalog Report                                      [***]

Inventory Status Report                             [***]

Advanced Shipping Notice Report                     [***]

Functional Acknowledgement Report                   [***]

Aging Summary Report                                [***]

Aging Detail Report                                 [***]

Detail Item Sales by Customer Report                [***]

Inventory Receipts/Refusals/Credits Reports/
Inventory Adjustment Transaction                    [***]

Item Activity Report                                [***]

Print Min/Max Report                                [***]

Open Order Bang Report                              [***]

Order Detail Report                                 [***]

Disposition Report for Refusals                     [***]

Cycle Counting Report                               [***]

Inventory Cost Valuation Report                     [***]

Number of orders shipped Report                     [***]

On time shipping Report                             [***]

_____________________
  [***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT G

                                     Fees

1.        Inventory Management Fee
----------------------------------

          BP will charge BUY the Inventory Management Fee for all Products and Additional Products; provided, however, that BP shall charge BUY the Inventory Management Fee as to Accessories only for those Accessories which BP procures from BUY's Suppliers. BP shall invoice BUY for such Inventory Management Fee at intervals in accordance with Section 5.1 of this Agreement. The Inventory Management Fee shall be calculated as an amount equal to [***]. As used in this Agreement, the term "Average Product Cost" shall mean [***]. Within [***], BP will provide to BUY a calculation of the Inventory Management Fee for the prior month and the related invoice to be paid by BUY. BUY shall pay to BP all invoiced amounts as specified in Article 5 and as otherwise set forth in this Agreement.

For example:
Number of Units in BP's inventory for a particular item code of Product or Additional Product as of January 31, 2000: [***]

Average Product Cost (for such item code): [***]

Inventory Management Fee:                  [***]

Sample of monthly invoice
-------------------------

Date: 12/06/2000    Brightpoint, Inc
Time: 15:27:11      Buy.Com Inventory Carrying Cost and Excess Inventory
                    Calculation
                    For the  Inventory  on Hand as of January 31, 2001  Page: 1

------------------------------------------------------------------------------------------------------------------------------------
Item Code  Description  Total     January  Days       Days       % of       Total   Excess            Excess    Inventory    Buy.com
                        Units     Sales    Inventory  (over      Excess     Units   Inventor  Average Inventory Carrying     January
                        On Hand   net      on Hand    120) of    Inventory  On      units     Unit    Invoice   Cost @       invoice
                        @         of       @          Excess     @          Hand @  @         Cost              [***]        total
                        December  Returns  December   Inventory  December   January January                     of January
                        31                 31         on Hand    31         31      31                          31 inventory
                                                      @                                                         value
                                                      December 31
-----------------------------------------------------------------------------------------------------------------------------------

B123            HANDSET 950-4MKIT-A      [***
B234STD-H       BUY.COM SINGLE CLIENT STD
B123KITPROG     HANDSET 950-4MKIT-A PROGR
B123BATT CARD   BUY.COM 950 REPL KIT BATT

                                                     -------------------------
                                                                 ]
                                                     =========================

2.        Fulfillment Service Fee
---------------------------------

          The Fulfillment Service Fee specified below will be charged and invoiced to BUY on [***]

___________________
[***] Confidential treatment has been requested for the bracketed portions.
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

basis.

A Standard Kit ("Kit" or "Unit") contains the following:

 .    Handset (pre-kitted from manufacturer)
 .    Charger (pre-kitted from manufacturer)
 .    Battery (pre-kitted from manufacturer)
 .    OEM Box (pre-kitted from manufacturer)
 .    One piece of pre-assembled collateral (to be provided by Customer)
 .    Handset Programming (NAM and MIN flashing if needed)

Handset Kit Fulfillment Service Fee w/o Programming
---------------------------------------------------

                  Monthly Volume                  Per Unit Fee
                  --------------                  ------------

                  [***]

*Includes SIM and carrier Collateral insertion

Handset Kit Fulfillment Service Fee Pricing w/ Programming
----------------------------------------------------------

                  Monthly Volume                  Per Unit Product Fee
                  --------------                  --------------------

                  [***]



3.        Accessory Fulfillment Fee
-----------------------------------

The Accessory Fulfillment Fee shall be an amount equal to [***] and will be charged to BUY on a [***] basis. These services will be invoiced to BUY on a [***] basis.

4.        Return Processing Fee
-------------------------------

          BP will charge BUY the Return Processing Fee according to the following schedule:

          Refusals and A-stock Returns                         [***]
          Returns for AT&T products                            [***]
          Scrap Return                                         [***]
           (Buy.com to provide third party vendor for BP to ship scrap returns)
          Manufacturer Defect Returns                          [***]
          Nextel Returns                                       [***]

___________________
[***] Confidential treatment has been requested for the bracketed portions.
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.        Excess Inventory Fee
------------------------------

          BP shall charge BUY and BUY shall pay the Excess Inventory Fee as more fully set forth in Section 5.3 of this Agreement and in accordance with the
                   -----------
example set forth below.

Example:

Calculation for Unit item code 123:

Number of Units in BP's inventory for a particular item code of Product or Additional Product as of December 31: [***]

Average Product Cost of item code 123: [***]

January sales net of returns of item code 123: [***]

"Average Days of Inventory" at December 31:  [***]

"Average Days of Excess Inventory" over [***] at December 31:  [***]

Percent of Excess Inventory on December 31:  [***]

Total number of Units of item code 123 in inventory at January 31: [***]

Excess Inventory of item code 123 at January 31: [***]

Excess Inventory Fee:  [***]

___________________
[***] Confidential treatment has been requested for the bracketed portions.
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT H

                             Performance Standards

1.   DATA EXCHANGE STANDARDS AND SCHEDULE

     1.1. EDI transmissions schedules: To provide our required consumer
          ---------------------------
     experience, the schedule of EDI transmissions has been defined to support "near real-time" processing and information exchange. Near real-time performance levels are required to meet consumer expectations regarding fulfillment execution and order status, and to maintain a minimum customer service "call to order" ratio.

     1.2. Minimum transmission requirements are:

          832 Product Catalog, Price, and related product information.
                    Total file - BP transmits [***] Monday through Friday (no later than [***])
          1.2.1     846 Inventory and Availability
                    Total file - BP transmits [***] Monday through Friday (no later than [***])
          1.2.2     850 Purchase Order
                    BUY transmits every [***] (except during agreed "IS outage period"), Monday through Sunday.
          1.2.3     855 BUY Order Acknowledgement
                    BP transmits within [***] of the corresponding 850 BUY Order, Monday through Friday (except during agreed "IS outage period").
          1.2.4     856 ASN
                    BP transmits package information within [***] of the packages crossing manifest station (after 2/nd/ sweep), Monday through Friday (except during agreed "IS outage period").

     1.3 BP's "IS outage period" will be [***] or less, and will be within the range of [***]. Buy.com recognizes that circumstances beyond BP's control may prevent planning outages, but where outages are planned, BP will make every effort to adhere to this Agreement.

     1.4 BP will scan for BUY's 850 EDI files at least every [***]. BP will process such 850 EDI files within [***] of detection.

2.   OPERATIONAL STANDARDS

          2.1 BP is required to staff the customer service support function to provided call center service levels commensurate with that provided by leading brick and mortar and/or other Internet retailers, but not less than:

                    2.1.1.1.  [***] of all calls will be answered within [***]

___________________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                    2.1.1.2. BP customer service functions must be available from [***]

                    2.1.1.3. [***] of all customer service email inquiries received [***] will be answered within [***].
                    Email inquiries received after [***] will be answered by [***] the next day.

                    2.1.1.4. BP will provide a customer service process that escalates through supervisory and management levels within BP's organizations to address customer service issues.

          2.2 BP will provide a toll-free 800 line for BUY customer service calls. If volume warrants, and agreed by BP, a private toll free line for buy.com customer service calls (1-800-952-2355).

          2.3  Monthly Performance Review: At the close of each month, BUY and
               --------------------------
               BP will conduct a fulfillment performance meeting/conference call. Additional performance topics will be reviewed.

          2.4  Quarterly Review: BP and BUY will hold the Quarterly Review as
               ----------------
               specified in Article 6 of the Agreement.

3    FULFILLMENT OPERATIONS

          3.1  Operating Schedule: BP will fulfill orders submitted by buy.com
               ------------------
               on an operating schedule as follows:

               3.1.1 Monday through Friday: BP will pick, program, pack and ship five (5) days per week to fulfill all BUY Orders transmitted by BUY, provided that BP has sufficient Products or Additional Products on hand to fulfill such BUY Orders. Exception: Upon sufficient notice from BUY and substantiated order volume, above [***] Units per month BP will pick, program, and pack on Saturdays

               3.1.2     Holiday, Inventory, and Closed Schedule:
                         3.1.2.1 BP is required to provide a written yearly calendar schedule defining holidays, inventory outages, and all other days BP will not be open for regular business. BP will provide any changes to this calendar in writing to buy.com no less than one month in advance.

4    MINIMUM SERVICE LEVELS

               4.1  Order Cut-off:  [***]
                    --------------
               4.2 Subject to section 3 (above), BP will fulfill and ship all orders on [***] when electronically transmitted by [***] (warehouse local time).
               4.3  BP will ship orders received after [***].
               4.4  Fill Rates: Based on forecasts received from BUY, BP will
                    ----------
                    manage inventory, purchasing

___________________
[***] Confidential treatment has been requested for the bracketed portions.
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

and operations in order to provide buy.com with minimum fill rates as follows:

                  Handsets (in Total and per Unit):
                  ---------------------------------
                  Same Day Line Fill Rate   of       [***]
                  Next Day Line Fill        of*      [***]
                  Two Day Line Fill         of*      [***]
                  *Assumes BP maintains BUY backorders.

                  Accessories:
                  -----------

                  Same Day Line Fill        of       [***]
                  Next Day Line Fill        of*      [***]
                  Two Day Line Fill         of*      [***]
                  *Assumes BP maintains BUY backorders.

                  Every Day Over All Fill Rate  of   [***]
                  Orders Ship Complete               [***]


___________________
[***] Confidential treatment has been requested for the bracketed portions.
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.